SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                             FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         April 18, 2018
                         Date of Report
                (Date of Earliest Event Reported)

                      AEDAN FINANCIAL CORP
       (Exact Name of Registrant as Specified in its Charter)

               TULIP GROVE ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                   000-55807                82-1613709
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                      of incorporation)

                   1390 Market Street, Suite 200
                    San Francisco, California
        (Address of principal executive offices) (zip code)

                          866-601-7727
        (Registrant's telephone number, including area code

ITEM 3.02 Unregistered Sales of Equity Securities

     On April 19, 2018, Aedan Financial Corp (formerly Tulip Grove Acquisition Corporation) (the "Registrant" or the "Company") issued 5,080,000 shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 5,580,000 shares of common stock as follows:

         Eric Fitzgerald    5,000,000
         Sammy Yu              10,000
         Gary Griffes          10,000
         Brian Hettrick        10,000
         Victor Citron         10,000
         Neil Cresswell        10,000
         Guy Conner            10,000
         Nicholas Alaniz       10,000
         Dawnte Bailey         10,000

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company intends to develop its business plan by acquiring Aedan Inc., a Delaware company. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On April 18, 2018, the following events occurred which resulted in a change of control of the Registrant:

    The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

    The then current officers and directors resigned.

    New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 7, 2017as amended and supplemented by the information contained in this report.

    The Registrant has been formed to serve as a cryptocurrency exchange and reserve which will develop secured asset backed crypto products such as crypto certificates of deposit, crypto commerce, crypto money market and CERB value loss insurance for qualified cryptocurrencies through blockchain due diligence. Aedan Financial Corp's mission is to eliminate the risk of cryptocurrency activities by implementing a series of financial technology innovations and policies for protection of financial institutions and investors from crypto fraud, loss of asset value and electronic theft.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On April 18, 2018, the following events occurred:

      James M. Cassidy resigned as the Registrant's president, secretary and director.

      James McKillop resigned as the Registrant's vice president and director.

      Eric Fitzgerald was named the sole director of the Registrant:

    The following persons were named to the offices of the Registrant appearing next to their names:

         Eric Fitzgerald     Chief Executive Officer
         Sammy Yu            Chief Financial Officer
         Gary Griffes        Chief Information Officer
         Brian Hettrick      Chief Compliance Officer
         Victor Citron       Secretary of the Company
         Neil Cresswell      Chief Cloud Architect
         Guy Conner          Chief Datacenter Architect
         Nicholas Alaniz     Chief technology officer
         Dawnte Bailey       Chief of security

    Eric Fitzgerald serves as Chief Executive Officer and the sole
director of the Company.   Mr. Fitzgerald  is a former intelligence
and defense contractor specializing in signal intelligence, preemptive security solutions, vulnerability assessments, and information
technology forensics.   In 2003, Mr. Fitzgerald co-founded and created
a browser-deployed cloud based operating system. In 2010, Mr. Fitzgerald formed Aedan Inc. in China which focused on bringing cloud based desktops, gaming systems, and applications to the world on any internet connected device. In 2013, Mr. Fitzgerald was an investor and board member of G3T LIV3 Inc., a PC game streaming service founded in 2012 competing with OnLive; both companies failed to perform and dissolved in 2015. Aedan Inc branched out and incorporated in Delaware in early 2015 and with two partners established a US market for the AedanOS Cloud Spaces.

    Sammy Yu serves as Chief Financial Officer of the Company. Mr. Yu is the co-founder of Aedan, Inc. Mr. Yu has served as the Chief Financial Officer with experience in financial technology and private banking. In 2015, Mr. Yu served on the Board of G3T LIV3 Inc. which company failed to perform and dissolved in 2015. From 2008 to 2009, Mr. Yu served as a private banker for Bank of America and from 2009 to 2013 he served as general manager of Bee Automotive. Mr. Yu attended the Galileo Academy of Science and Technology.

    Gary Griffes serves as Chief Information Officer of the Company. Since 1999, Mr. Griffes has been the owner and president of Air Purification Services working with business owners to help meet indoor air quality goals. Mr. Griffes is a leader with talent in selling quality service and value over price as a proven revenue generator. For 25 years prior to starting his own company, he demonstrated successful sales leadership in building new territories and expanding opportunities within existing client bases in the cable television and merchant services, as well as the water treatment industry. Mr. Griffes is adept at business-to-business sales and negotiations with decision makers leading to fulfilling partner relationships. Mr. Griffes was a first responder CERT team member of the Isle of Capri Fire Department in Florida. His continuing education includes a CTAM: Marketing & Management Courses, as well as W. Steven Brown Marketing Manager and Telesale Skills. Mr. Griffes was part of the team creating the highly successful HBO national sales campaign "A buck a month" which led to a 42% increase in its customer base.

    Brian Hettrick serves as Chief Compliance Officer of the Company. Mr. Hettrick is a consulting professional with more than 25 years combined experience working with clients as well as in financial and operational systems roles. He has expertise in communications with experience building effective internal communications campaigns that employ innovative technologies including buzz committees and social media to drive and support business strategy. He has emonstrated leadership in implementation and audits of agile and adaptive business management systems e.g., ISO 9001/Total Quality Management and Baldrige including integration of quality, risk, and regulatory functions with a process focus. In the past five years, Mr. Hettrick served as the Chief Growth Officer of Actiview Analytics (2017) and as the Principal and Chief Knowledge Officer of Soma Associates (2002-Present).

    Victor Citron serves as Chief Information Officer of the Company. With over 30 years of international technical and management systems experience, he designs and lead implementation projects, lead training venues and participates in third-party assessment-audits within a variety of industries at numerous companies worldwide. His background includes support training for governments in matters of third-party certification and accreditation activities. His third-party accreditation and certification experience encompasses a variety of industries including food, laboratories, quality, security, safety, health, medical and other sectors and within each sector requires the application of statutes and regulations. His experience extends through North America, Europe, Latin America, Australasia and Asia Pacific. His experience precedes international management system protocols through implementation to the British Standard 5750 P1 in 1982. Reiterating, he is a designer, developer and carries assessment team leader certification as well to conduct internationally recognized and generally accepted benchmarks and normative references. In 1984, he established BULLTEK LTD (Bullish Technologies Ltd). Throughout his career, Mr. Citron has successfully worked at several companies and agencies including the U.S. Atomic Energy Commission Revlon Medical Group (for laboratory and blood analyzing systems), Motorola Digital Controls Div., Westinghouse Nuclear Div., MITEL Systems, and Bourns Medical and Commercial Groups. During tenure with the projects and organizations, he maintained and developed systems for health-physics, engineering, environmental, quality, medical, hazard analysis and risk management, continuous improvement, manufacturing, security, law enforcement, customer service and project management for organizational development, product development and internationally outsourcing. He has been commended for his effort by foreign governments. Mr. Citron's education combines engineering technology and advanced management with status of facilitator-instructor by the State of California and completed Productivity Management
(Philip Crosby Institute) certifications.

    Neil Cresswell serves as Chief Cloud Architect of the Company.
Mr. Cressell has spent the last 18 years working with VMware Technologies as a technologist running the VMware pre-sales team for the ASEAN region Mr. Cresswell recently transitioned to emergent technologies such as Docker. Mr. Cressell is the founder of Portainer.io, an open-source "human friendly" management UI for Docker. He is also the founder of CloudInovasi.id, an Indonesia-centric Docker container service provider (and which provided the initial inspiration for Portainer). Mr. Cresswell is the co-founder of Emerging Technology Partners, a New Zealand company. He also serves as advisor to gpnow, a virtual consultation application for doctors. Mr. Cresswell obtained initial exposure to Docker technologies through his previous role as CEO of IndonesianCloud, a public cloud provider based in Jakarta. At that time, he anticipated the effect that Docker would bring and the possible impact it would have on traditional IaaS and infrastructure providers. Mr.Cresswell retrained himself in Docker, obtaining exposure through enduring the early pain of Docker versions
1.6. Mr. Cresswell continues to provide advisory services through Emerging Technology Partners, sharing insight and vision in regard to the adoption of Docker and surrounding technologies in New Zealand.

    Guy Conner serves as Chief Data Center Architect for the Company. Mr. Conner has a substantial background in technology development, market entry strategy and business to business acquisitions. Mr. Connor has a background in technology development, market entry strategy and business to business acquisitions. Mr. Connor is an innovator in data intelligence with the ability to monetize complex business models to increase in revenues. In addition, Mr. Connor has in-depth background in building, negotiating, maintaining and driving scalable direct sales and channel initiativesand demonstrates comprehensive skills in strategic and tactical planning in support of corporate and/or investor benchmarks.

    Nicholas Alaniz serves as Chief Technology Officer of the
Company. From 2015 to the present, Mr. Alaniz has served with the Aedan Inc. team to focus on virtualization. In the past five years, Mr. Alaniz served as the former CEO of G3T LIV3 INC.

    Dawnte Bailey serves as Chief of Security for the Company. From 2015-2018 Dawnte Bailey served in the United States Marine Corps as a Field Wireman for Military Communications. Mr. Bailey is trained in various martial arts including; Muay Thai, Tae Kwon Do, Krav Maga, Judo, and Boxing. Mr. Bailey has undergone extensive training in tactical warfare and continues to be trained by former intelligence community and law enforcement operatives. From 2016-2018, Mr. Bailey worked for Securitas Security Company where he acquired California Armed Guard Card Certification. In the year 2014-2015 Dawnte Bailey worked at Big State Industrial Supply.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             AEDAN FINANCIAL CORP


Date: April  19, 2018
                             /s/ Eric Fitzgerald
                             --------------------
                             Eric Fitzgerald
			     Chief Executive Officer